UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2011

StellarOne Corporation
 (Exact name of registrant as specified in its charter)

Commission File Number:  000-22283

Virginia (State or other jurisdiction of incorporation)	54-1829288 (IRS Employer Identification No.)

590 Peter Jefferson Parkway, Suite 250
Charlottesville, Virginia 22911
(Address of principal offices, including zip code)

(434) 964-2211
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On December 28, 2011, StellarOne Corporation (NASDAQ: STEL) ("Company") announced that it redeemed its remaining 22,500 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A ("CPP Preferred Stock"), it sold to the U.S. Department of the Treasury on December 19, 2008 as part of the Capital Purchase Program established by the Treasury under the Emergency Economic Stabilization Act of 2008.  A press release announcing the Company’s repurchase of the Preferred Stock is furnished as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

Exhibit 99.1:  Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StellarOne Corporation
Date: December 28, 2011	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
Ex-99.1	Press release, dated December 28, 2011.